Defined Asset Funds®

Quantitative Research
2000 Series
D

Select Growth Portfolio

A Disciplined Approach to Growth Stock Investing...

Select
EARNINGS
0110101
10011

Merrill Lynch

Choosing investments to support your financial objectives can be difficult. While many mutual funds and money managers follow a "growth stock" investment style, there is no generally accepted definition of a growth stock and no easy way to select one. That's why Defined Asset Funds® developed a portfolio designed to provide definition and discipline to aggressive growth stock investing with our...

Select Growth Portfolio

Growth Stock Investing
If you're interested in adding aggressive growth stocks to your portfolio, the Select Growth Portfolio offers you a screened portfolio of ten stocks with just one investment. It is designed for investors whose primary objective is aggressive long-term growth with the potential for greater rewards over time, and who have the will and ability to withstand the extreme price volatility of aggressive growth stocks.

The Screening Process
Netfolios, Inc. (formerly known as O'Shaughnessy Capital Management, Inc.), a registered investment advisor (the "Portfolio Consultant"), developed a quantitative selection model that screens a universe of over 5,000 stocks to identify growth stocks believed to be reasonably priced and to have attractive growth potential.

Growth — select stocks with consensus expected earnings per share growth of 20% for the next fiscal year. Then, to give a longerterm view and to avoid short-term run-ups, the Portfolio Consultant screens for a 20% annual consensus expected earnings-per-share growth rate for the next three to five years.	Value — select growth stocks with price-to-earnings ratios not exceeding their estimated three-to-five year earnings growth rates.

Relative Strength —  identify stocks with strong relative price performance over the prior six months.

The Portfolio Consultant eliminates smaller companies (market capitalizations below $750 million). Finally, the Defined Asset Funds Research Group selects the ten stocks considered most attractive.

A Defined Strategy
The Select Growth Portfolio is based on the Strategy of buying ten screened growth stocks and holding them for about a year. At the end of that time, we intend to reapply the Strategy and offer a new Select Growth Portfolio. At that time, you can choose to either redeem your investment, or roll your proceeds into the next Portfolio, if available, at a reduced sales charge.

Although this is a one-year investment, it is designed to be part of a longer-term strategy. We recommend following this Strategy for at least three to five years for potentially more consistent results.

A Defined Portfolio

Company	Symbol
Bally Total Fitness Holding Corporation This company operates fitness centers in the United States and Canada which feature cardiovascular conditioning, strength equipment and aerobic training programs.	**BFT**
CEC Entertainment, Inc. CEC Entertainment owns and franchises Chuck E. Cheese's restaurants. These restaurants feature musical and comical entertainment, family-oriented games, rides and arcade-style activities.	**CEC**
Family Dollar Stores, Inc.* This Charlotte, North Carolina based discount store chain operates about 3,500 stores in the United States. Family Dollar offers discounts on basic merchandise for family and home needs.	**FDO**
Jones Apparel Group, Inc. Jones Apparel Group designs and markets a variety of apparel including sportswear, jeanswear, suits, dresses and footwear. In addition to its well known labels, Jones is licensed to sell under the brands of Lauren by Ralph Lauren and Polo Jeans Company.	**JNY**
MBNA Corporation* This holding company for MBNA America Bank issues bank credit cards marketed primarily to members of associations and customers of financial institutions. It offers consumer loans and insurance and deposit products.	**KRB**
Oakley, Inc. Oakley designs, manufactures and distributes high-performance eyewear, footwear, watches and athletic equipment which are sold worldwide.	**OO**
Power-One, Inc. This company designs and manufactures power supplies for electronic equipment manufacturers in the United States. Power-One sells its products to customers in the communications, automatic test equipment, medical equipment, industrial and other electronic equipment industries.	**PWER**
Ruby Tuesday, Inc.* Ruby Tuesday owns and operates a chain of specialty restaurants in the United States and overseas operating under the Ruby Tuesday, American Café and Tia's Tex-Mex names.	**RI**
Sensormatic Electronics Corporation Sensormatic Electronics designs, manufactures and markets electronic security, sensing and tracking systems. This company's products include reusable hard tags and disposable labels, detection and deactivation systems and microprocessor-controlled cameras and monitoring systems.	**SRM**
Tyco International Ltd.*† This international company manufactures and installs fire protection systems and provides electronic security services. Tyco also manufactures flow control valves, disposable medical products, pre-wired armor cable, flexible conduit and printed circuit boards.	**TYC**

* This security currently pays dividends.

† This issuer is a foreign corporation; dividends may be subject to withholding tax.

Past Performance of Prior Select Growth Portfolios

Past performance is no guarantee of future results.

From Inception Through 9/30/00 (including annual rollovers)			Most Recently Completed Portfolio	
Series	Inception Date	Return	Period	Return
A	2/14/95	40.65%	2/25/99 – 4/5/00	151.04 %
B	6/6/95	12.83	5/26/99 – 7/5/00	3.69
C	8/1/95	6.79	8/24/98 – 10/1/99	43.53
D	11/1/95	20.58	12/1/98 – 1/7/00	193.63

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflects deduction of maximum sales charges and expenses. *From Inception* returns differ from *Most Recently Completed Portfolio* returns because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

Participate in Growth Stocks Now!

You can get started with $250. Call your financial professional to learn how the Select Growth Portfolio may help to meet your personal investment goals and whether it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and risks. You may also download a prospectus from our Web site address listed on the back. *Please read the prospectus carefully before you invest or send money.*

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P Market Cap Plus Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy PortfoliosSM
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

  This Portfolio consists of aggressive growth stocks which are subject to extreme price volatility. The value of your investment will fluctuate with the prices of the underlying stocks.
  This Portfolio is designed for investors who can assume the risks associated with aggressive growth stocks. It is generally not appropriate for investors seeking capital preservation or current income.
  This Portfolio is considered speculative and is not a complete equity investment program.
  There can be no assurance that this Portfolio will meet its objective or that the unit price will not decrease.
  It is unlikely that this Portfolio will change over its one-year life, even if the stock market decreases in value or adverse developments affect the stocks held.

Tax Considerations
Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%). Please consult your tax advisor concerning state and local taxation.

Defining Your Costs
You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges (including Creation and Development Fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived.You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Annual Operating Expenses (0.242% of net assets)	$2.40
Estimated Organization Costs	$2.60

Volume Purchase Discounts
For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Initial Sales Charge (as a % of your investment) Will Be:‡

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,999	0.25%
$250,000 to $999,999	0.00%

If you invest $1,000,000 or more, you will pay an aggregate sales charge of 0.75%. You will not pay any initial sales charge, and you will be credited with additional units which will effectively reduce your deferred sales charge.

‡	These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

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© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.